Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			FedEx Corp. (CUSIP 31428XAW6)


Date Purchased:			01/06/14


Price Per Share:		99.831 USD


Shares Purchased
by the Portfolio *:		5,225,000


Total Principal Purchased
by the Portfolio *:		5,216,170 USD


Commission or Spread:		0.875%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			FedEx Corp. (CUSIP 31428XAX4)


Date Purchased:			01/06/14


Price Per Share:		99.860 USD


Shares Purchased
by the Portfolio *:		5,225,000


Total Principal Purchased
by the Portfolio *:		5,217,685 USD


Commission or Spread:		0.875%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Bank of America Corp. (CUSIP 06051GFC8)


Date Purchased:			01/15/14


Price Per Share:		99.784 USD


Shares Purchased
by the Portfolio *:		7,380,000


Total Principal Purchased
by the Portfolio *:		7,364,059 USD


Commission or Spread:		0.875%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (CUSIP 38145XAA1)


Date Purchased:			01/28/14


Price Per Share:		99.684 USD


Shares Purchased
by the Portfolio *:		11,330,000


Total Principal Purchased
by the Portfolio *:		11,294,197 USD


Commission or Spread:		0.350%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Comcast Corp. (CUSIP 20030NBJ9)


Date Purchased:			02/19/14


Price Per Share:		99.426 USD


Shares Purchased
by the Portfolio *:		1,955,000


Total Principal Purchased
by the Portfolio *:		1,943,778 USD


Commission or Spread:		0.450%


Broker:				BNP Paribas Securities Corp.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Comcast Corp. (CUSIP 20030NBK6)


Date Purchased:			02/19/14


Price Per Share:		99.114 USD


Shares Purchased
by the Portfolio *:		1,230,000


Total Principal Purchased
by the Portfolio *:		1,219,102 USD


Commission or Spread:		0.750%


Broker:				Wells Fargo Advisors


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (CUSIP 38141GVM3)


Date Purchased:			02/26/14


Price Per Share:		99.698 USD


Shares Purchased
by the Portfolio *:		3,908,000


Total Principal Purchased
by the Portfolio *:		3,896,198 USD


Commission or Spread:		0.450%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Aetna, Inc. (CUSIP 00817YAP3)


Date Purchased:			03/04/14


Price Per Share:		99.760 USD


Shares Purchased
by the Portfolio *:		994,000


Total Principal Purchased
by the Portfolio *:		991,614 USD


Commission or Spread:		0.875%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Burlington Northern Santa Fe LLC (CUSIP 12189LAR2)


Date Purchased:			03/04/14


Price Per Share:		99.673 USD


Shares Purchased
by the Portfolio *:		847,000


Total Principal Purchased
by the Portfolio *:		844,230 USD


Commission or Spread:		0.450%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			CenterPoint Energy Houston Electric LLC (CUSIP 15189XAN8)


Date Purchased:			03/12/14


Price Per Share:		98.925 USD


Shares Purchased
by the Portfolio *:		4,770,000


Total Principal Purchased
by the Portfolio *:		4,718,723 USD


Commission or Spread:		0.875%


Broker:				Deutsche Bank Securities, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			MasterCard, Inc. (CUSIP 57636QAA2)


Date Purchased:			03/26/14


Price Per Share:		99.617 USD


Shares Purchased
by the Portfolio *:		3,912,000


Total Principal Purchased
by the Portfolio *:		3,897,017 USD


Commission or Spread:		0.370%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			MasterCard, Inc. (CUSIP 57636QAB0)


Date Purchased:			03/26/14


Price Per Share:		99.571 USD


Shares Purchased
by the Portfolio *:		2,517,000


Total Principal Purchased
by the Portfolio *:		2,506,202 USD


Commission or Spread:		0.525%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Ryder System, Inc. (CUSIP 78355HJX8)


Date Purchased:			05/01/14


Price Per Share:		99.774 USD


Shares Purchased
by the Portfolio *:		4,245,000


Total Principal Purchased
by the Portfolio *:		4,235,406 USD


Commission or Spread:		0.500%


Broker:				RBS Securities, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Celgene Corp. (CUSIP 151020AP9)


Date Purchased:			05/06/14


Price Per Share:		99.659 USD


Shares Purchased
by the Portfolio *:		9,875,000


Total Principal Purchased
by the Portfolio *:		9,841,326 USD


Commission or Spread:		0.650%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			AmerisourceBergen Corp. (CUSIP 03073EAK1)


Date Purchased:			05/19/14


Price Per Share:		99.892 USD


Shares Purchased
by the Portfolio *:		11,825,000


Total Principal Purchased
by the Portfolio *:		11,812,229 USD


Commission or Spread:		0.400%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC

Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (CUSIP 38141EC23)


Date Purchased:			06/30/14


Price Per Share:		99.868 USD


Shares Purchased
by the Portfolio *:		7,745,000


Total Principal Purchased
by the Portfolio *:		7,734,777 USD


Commission or Spread:		0.450%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (CUSIP 38141EC31)


Date Purchased:			06/30/14


Price Per Share:		99.512 USD


Shares Purchased
by the Portfolio *:		4,015,000


Total Principal Purchased
by the Portfolio *:		3,995,407 USD


Commission or Spread:		0.875%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund WMC Balanced Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			WMC Balanced Portfolio


Security:			FedEx Corp. (CUSIP 31428XAW6)


Date Purchased:			01/06/14


Price Per Share:		99.831 USD


Shares Purchased
by the Portfolio *:		590,000


Total Principal Purchased
by the Portfolio *:		589,003 USD


Commission or Spread:		0.875%


Broker:				Morgan Stanley & Co., Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund WMC Balanced Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			WMC Balanced Portfolio


Security:			FedEx Corp. (CUSIP 31428XAX4)


Date Purchased:			01/06/14


Price Per Share:		99.860 USD


Shares Purchased
by the Portfolio *:		590,000


Total Principal Purchased
by the Portfolio *:		589,174 USD


Commission or Spread:		0.875%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund WMC Balanced Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			WMC Balanced Portfolio


Security:			Goldman Sachs Group, Inc. (CUSIP 38145XAA1)


Date Purchased:			01/28/14


Price Per Share:		99.864 USD


Shares Purchased
by the Portfolio *:		1,265,000


Total Principal Purchased
by the Portfolio *:		1,261,003 USD


Commission or Spread:		0.350%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund WMC Balanced Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/14 through 06/30/14


Portfolio:			WMC Balanced Portfolio


Security:			Bank of America Corp. (CUSIP 06051GFC8)


Date Purchased:			01/15/14


Price Per Share:		99.784 USD


Shares Purchased
by the Portfolio *:		830,000


Total Principal Purchased
by the Portfolio *:		828,207 USD


Commission or Spread:		0.875%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC